----------------------

                               SEMIANNUAL REPORT

                             ----------------------

                          NEW JERSEY TAX-FREE BOND FUND

                             ----------------------

                      FOR YIELD, PRICE, LAST TRANSACTION,
                         AND CURRENT BALANCE, 24 HOURS,
                              7 DAYS A WEEK, CALL:
                            1-800-638-2587 toll free
                            625-7676 Baltimore area
                             ----------------------

                       FOR ASSISTANCE WITH YOUR EXISTING
                             FUND ACCOUNT, CALL:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                            625-6500 Baltimore area
                             ----------------------

                                 T. ROWE PRICE
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                             ----------------------

    This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price New
                           Jersey Tax-Free Bond Fund.

--------------------------------------------------------------------------------
Fellow Shareholders
--------------------------------------------------------------------------------

     While stocks have captured most of the headlines so far this year, bonds also delivered strong returns for investors. Bond prices rose and yields fell sharply, although long-term tax-exempt issues trailed their taxable equivalents. Despite the Federal Reserve's ease in July, municipal and taxable bonds gave back some of their gains after revised economic data indicated the economy was not slowing to the extent originally believed.

--------------------------------------------------------------------------------
MARKET ENVIRONMENT
--------------------------------------------------------------------------------

     Municipals turned in their strongest performance this year in January and February, when the yield on 30-year AAA general obligation bonds fell to 5.95% from 6.65%. However, during the six months covered in this report, that yield declined by only another 10 basis points to 5.85%, compared with an 80-basis-point drop in the 30-year Treasury bond yield.

     The tax-exempt market's lagging performance relative to Treasuries can be attributed largely to investor concerns about tax reform proposals in Washington (see sidebar on page 2). One effect of this key issue was the divergence between intermediate-and long-term tax-exempt bonds. During the six months ended August 31, bonds maturing in 5 to 10 years provided higher total returns than long-term bonds.

[Edgar description: A 1-line chart showing New Jersey Bond Yield
Index from 8/31/94 through 8/31/95.]

     The municipal yield curve steepened significantly (short-term yields fell and long-term yields were steady), because investors demonstrated their reluctance to assume the additional risk of buying bonds with long maturities until tax uncertainties are cleared up.

     The supply of new tax-exempt issues has been light so far this year, especially in New Jersey, where new issuance was down 37% compared with a 22% drop nationwide. Most new issues in New Jersey represented borrowing by local governments for general needs, while the state came to market only once during the period. The state's health care sector was also a less active issuer, having completed the bulk of its financing needs in 1993 and 1994. Overall, New Jersey maintained a balanced budget by reducing spending on employee health and retirement programs.

--------------------------------------------------------------------------------
STRATEGY AND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

     Over the past six months, we made several moves to respond to falling interest rates and the effect of tax overhaul proposals. We trimmed the fund's effective duration at the end of May, when tax reform discussions put pressure on the municipal market, particularly long-term issues. By the end of June, we lengthened slightly to a duration of 7.7 years after the municipal market adjusted to cheaper relationships versus Treasuries; at 5.9%, 30-year AAA GO bonds were yielding nearly 90% of the 30-year Treasury bond yield. We continued lengthening during the summer as tax-exempt yields held steady against their taxable counterparts, offering good prospects for appreciation. The fund ended with a duration of eight years on August 31.

     In an effort to insulate the portfolio from the effect of potential bond calls, which hinders performance when interest rates fall, we stepped up our purchases of noncallable bonds. These moves also helped extend duration.

     The health care sector showed signs of improvement in New Jersey as hospitals adjust to a more competitive environment. That brightened the prospects for some hospital bonds, which represent 12% of the fund's holdings. Two of our hospital bonds were upgraded by Moody's, resulting in above-average returns.

        Your fund's performance compared favorably with its peer group average in both the last quarter and six-month periods.

--------------------------------------------------------------------------------
Performance Comparison
                                    Periods Ended 8/31/95
                                    ---------------------
                                    3 Months    6 Months
                                    ---------------------
New Jersey Tax-Free
  Bond Fund                          0.88%         5.16%
                                    ---------------------
Lipper New Jersey Municipal
 Debt Fund Average                   0.70          4.72
                                    ---------------------


--------------------------------------------------------------------------------
OUTLOOK
--------------------------------------------------------------------------------

     For the past three months, the 30-year Treasury bond yield has hovered in a range between 6.5% and 7%. While recent economic growth has slowed significantly from last year's rapid pace, it may not have slowed to the extent the Federal Reserve believed when it loosened monetary policy in July. Second quarter GDP, initially reported to have increased by a paltry 0.5% annualized rate, was subsequently revised to 1.1%. Growth in the third and fourth quarters should be closer to the long-term trend of 2.5%.

     Until the economy shows clearer signs of veering from moderate to either slower or more rapid growth, long bond yields are likely to remain close to current levels. Despite the emerging picture of a rebound in growth, the combination of benign inflation and the growing sense of fiscal responsibility in Washington may reassure the bond market.

     The municipal market is also likely to trade in its range of the past six months, with long-term rates fluctuating between 5.5% and 6.0%. Unless tax reform proposals disappear altogether, we do not expect municipal bonds to outperform Treasuries, and investors may continue to prefer tax-exempt bonds with short maturities. Overall, we anticipate that economic developments will have a greater impact than tax reform proposals on the municipal market.

     In New Jersey, the economy should grow in line with the national average. To accommodate the personal tax reductions championed by Governor Whitman, the state intends to further reduce the cost of its work force in upcoming collective bargaining agreements, and also cut Medicaid expenditures. So far, the tax cuts, which are being implemented in several steps, have not had a meaningful impact on the state's bonds. However, the largest cut is pending and could exert some downward pressure on New Jersey mu nicipal bond prices by reducing their tax advantage. On the other hand, the low supply of new issues may offset the tax reductions.

                                          Respectfully submitted,

                                          [signature]

                                          William T. Reynolds
                                          President and Chairman of the
                                          Investment Advisory Committee

September 20, 1995

========================================
      Municipal Bonds Hindered by
          Tax Reform Proposals
========================================
     In recent months, proposals for tax
reform  in   Washington   have   trimmed
returns on municipal bonds. Most of these proposals are still in rudimentary form, but they center on the possibility of a flat tax with a low income tax rate, and the elimination of taxes on the income from taxable securities. As a result, investors demanded higher yields on long-term tax-exempt issues relative to Treasuries to compensate for the risk that new legislation might reduce the tax advantages of municipals. Tax-exempt securities with short maturities have performed better, because they are less vulnerable to any changes in the tax laws.

     Tax   reform    discussions   could
continue to affect the municipal  market
adversely, but we believe the likelihood
of a  genuine  flat tax is slim.  In our
experience,  the market often overreacts
to  proposed  changes  in the tax  code,
creating periods of market weakness that
we   view   as   buying   opportunities.
Accordingly,  we have taken advantage of
the  demand  for  short-term  tax-exempt
bonds and have purchased long-term bonds
when their  yields  approached  those of
long-term Treasuries.
========================================


================================================================================
      Portfolio Highlights
      Key Statistics
--------------------------------------------------------------------------------
                                           Periods Ended

Dividend Yield                                8/31/95

---------------------------               ---------------
3 Months*                                       5.33%
6 Months*                                       5.44
SEC 30-Day Yield                                5.21
Dividend Per Share
---------------------------
3 Months                                       $0.14
6 Months                                        0.29
Change in Price Per Share
---------------------------
3 Months (From $10.93 to $10.88)              $-0.05
6 Months (From $10.63 to $10.88)                0.25
Weighted Average Quality**                      2.6
Weighted Average Maturity                      19.0 years
Weighted Average Effective Duration             8.0 years


     * Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

     ** On a T. Rowe Price scale of 1 to 10, with Grade 1 representing highest quality.


================================================================================
      Sector Diversification
--------------------------------------------------------------------------------
                                      Percent of Net Assets
                                             8/31/95
                                        -----------------
Water and Sewer Revenue                         15%
Hospital Revenue                                12
General Obligation - Local                      10
Educational Revenue                             9
Dedicated Tax Revenue                           7
Industrial and Pollution Control Revenue        6
Electric Revenue                                5
General Obligation - State                      5
Lease Revenue                                   5
Air and Sea Transportation Revenue              5
Ground Transportation Revenue                   4
Escrowed to Maturity                            4
Housing Finance Revenue                         4
Nuclear Revenue                                 3
Prerefunded Bonds                               3
Miscellaneous Revenue                           2
Solid Waste Revenue                             1

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------
Periods ended August 31, 1995
                                      Since
                                    Inception
                  1 Year            (4/30/91)
                 -------             --------
                  7.93%               8.20%

     Note: For the above periods ended 6/30/95, the fund's returns were 8.08%, and 8.06%, respectively. Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
--------------------------------------------------------------------------------

Statement of Net Assets

T. Rowe Price New Jersey Tax-Free Bond Fund / August 31, 1995 (Unaudited)
(AMOUNTS IN THOUSANDS, EXCEPT CAPITAL STOCK INFORMATION)
                                                                                                    Amount           Value
                                                                                                 -----------      -----------
NEW JERSEY -- 79.3%
Cape May County, Industrial Pollution Control Fin. Auth., Atlantic City
  Electric, (MBIA Insured), 6.80%, 3/1/21.  . . . . . . . . . . . . . . . . . .                     $1,500           $1,720
Edison Township, GO, 6.50%, 6/1/08. . . . . . . . . . . . . . . . . . . . . . .                        350              386
Jersey City, School Bonds, GO, 6.50%, 2/15/04. . . . . . . . . . . . . . . . . .                       500              549
Middlesex County Pollution Control Fin. Auth., Amerada Hess Corp.,
  6.875%, 12/1/22. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,500            1,544
Middlesex County Utilities Auth., Sewer, (MBIA Insured),
  Residual Interest Bond / Inverse Floater, 8/15/10 (Currently 7.35%). . . . . .                       500              538
Monmouth County Water & Sewer, GO, (MBIA Insured), 6.35%, 10/1/11. . . . . . .                         250              274
Morris County, GO, 5.00%, 7/15/09. . . . . . . . . . . . . . . . . . . . . . . .                       500              484
      5.00%, 7/15/12. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      2,000            1,868
New Jersey, GO, 7.05%, 7/15/12 *. . . . . . . . . . . . . . . . . . . . . . . .                      1,335            1,495
  Wastewater, 6.30%, 4/1/10. . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,180            1,248
      6.375%, 4/1/11. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        750              794
New Jersey Building Auth., 5.00%, 6/15/16. . . . . . . . . . . . . . . . . . . .                     3,500            3,135
New Jersey Economic Dev. Auth., PCR, Dow Chemical / El Dorado,
  VRDN (Currently 3.35%). . . . . . . . . . . . . . . . . . . . . . . . . . . .                      1,200            1,200
  PCR, Exxon Corp., VRDN (Currently 3.35%). . . . . . . . . . . . . . . . . . .                        900              900
  Water Fac., American Water Company, (FGIC Insured),
      5.50%, 6/1/23 *. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     2,000            1,883
      6.875%, 11/1/34 *. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,500            1,604
New Jersey EFA, Princeton Univ., 5.875%, 7/1/14. . . . . . . . . . . . . . . . .                     1,050            1,062
      5.25%, 7/1/15. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,245            1,168
  Seton Hall Univ., 6.875%, 7/1/10.  . . . . . . . . . . . . . . . . . . . . . .                       375              394
      7.00%, 7/1/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       200              212
New Jersey HFFA, Atlantic City Medical Center, 6.80%, 7/1/11. . . . . . . . . .                        625              654
  Columbus Hosp., 7.50%, 7/1/21. . . . . . . . . . . . . . . . . . . . . . . . .                       990            1,021
  Hackensack Medical Center, (FGIC Insured), 6.625%, 7/1/11. . . . . . . . . . .                       500              530
      6.625%, 7/1/17. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        500              528
  Irvington General Hosp., (FHA Guaranteed), 5.875%, 8/1/06. . . . . . . . . . .                     1,525            1,589
      6.375%, 8/1/15. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        500              516
  Monmouth Medical Center, (CGIC Insured), 6.25%, 7/1/24. . . . . . . . . . . .                      1,000            1,024
  Morristown Memorial Hosp., 7.00%, 7/1/17. . . . . . . . . . . . . . . . . . .                        800              852
  Overlook Hosp. Assoc., (FGIC Insured), 6.70%, 7/1/13. . . . . . . . . . . . .                        500              526
  Raritan Bay Medical Center, 7.25%, 7/1/27. . . . . . . . . . . . . . . . . . .                       690              688
New Jersey Highway Auth., Garden State Parkway, 7.25%, 1/1/09
  (Pre-refunded 1/1/99). . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       200              222
      7.25%, 1/1/16 (Pre-refunded 1/1/99). . . . . . . . . . . . . . . . . . . .                       260              288
New Jersey Housing & Mortgage Fin. Agency, 7.10%, 11/1/11. . . . . . . . . . . .                       300              318
      7.10%, 11/1/12. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        175              185
  (MBIA Insured), 6.90%, 10/1/16 *. . . . . . . . . . . . . . . . . . . . . . .                      1,000            1,060
      5.375%, 4/1/25 *. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      1,000              885

                                                                                                    Amount           Value
                                                                                                 -----------      -----------
New Jersey Sports & Exposition Auth., (MBIA Insured), VRDN
  (Currently 3.35%). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       600              600
  Monmouth Park, 8.00%, 1/1/25. . . . . . . . . . . . . . . . . . . . . . . . .                        650              709
New Jersey Turnpike Auth., 10.375%, 1/1/03 (Escrowed to Maturity). . . . . . .                       2,145            2,633
New Jersey Turnpike Auth., 6.50%, 1/1/16. . . . . . . . . . . . . . . . . . . .                      2,560            2,759
Ocean County Utilities Auth., Wastewater, 6.125%, 1/1/01. . . . . . . . . . . .                        500              537
      6.125%, 1/1/02. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        500              540
      6.30%, 1/1/11. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,300            1,370
Port Auth. of New York & New Jersey, 6.125%, 7/15/22 *. . . . . . . . . . . . .                      1,000            1,003
      7.875%, 3/1/24 *. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      1,500            1,567
  (FGIC Insured), 6.50%, 7/15/19 *. . . . . . . . . . . . . . . . . . . . . . .                        500              528
Salem County Industrial Pollution Control Fin. Auth., Public Service
  Electric & Gas, (MBIA Insured), 5.45%, 2/1/32 *. . . . . . . . . . . . . . . .                       650              595
South Brunswick Township, Board of Education, GO, (FGIC Insured),
      6.40%, 8/1/09. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,250            1,347
      6.40%, 8/1/10. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,500            1,619
Southeast Morris County Municipal Utilities Auth., Water Revenue,
  (FGIC Insured), 6.50%, 1/1/11. . . . . . . . . . . . . . . . . . . . . . . . .                       750              798
Union County, General Improvement, GO, 6.50%, 2/1/11
  (Pre-refunded 2/1/01). . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       100              111
Univ. of Medicine & Dentistry, (MBIA Insured), 6.50%, 12/1/18. . . . . . . . . .                       750              790
Warren County, PCR, Warren Energy Resource Co., (MBIA Insured),
  6.55%, 12/1/06. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        600              664
PUERTO RICO -- 20.9%
Puerto Rico Aqueduct & Sewer Auth., 7.875%, 7/1/17. . . . . . . . . . . . . . .                        500              557
Puerto Rico Commonwealth, GO, 7.625%, 7/1/10 (Pre-refunded 7/1/00t). .  . . . .                         80               93
      7.75%, 7/1/13 (Pre-refunded 7/1/98t). . . . . . . . . . . . . . .. . . . .                        25               28
      6.80%, 7/1/21 (Pre-refunded 7/1/02t). . . . . . . . . . . . . . .. . . . .                       200              228
  (MBIA Insured), 5.375%, 7/1/22. . . . . . . . . . . . . . . . . . . .. . . .                       1,000              935
Puerto Rico Electric Power Auth., 8.00%, 7/1/08 (Pre-refunded 7/1/98t).. . . . .                       625              702
      7.125%, 7/1/14. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        500              539
      5.50%, 7/1/20. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       2,000            1,850
      5.50%, 7/1/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,250            1,156
Puerto Rico Highway & Transportation Auth., 6.375%, 7/1/08. . . . . . . . . . .                      1,000            1,074
      6.625%, 7/1/12. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      1,000            1,050
      7.75%, 7/1/16 (Pre-refunded 7/1/00). . . . . . . . . . . . . . . . . . . .                        10               12
      6.625%, 7/1/18. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      1,000            1,043
      (FSA Insured), 6.625%, 7/1/12. . . . . . . . . . . . . . . . . . . . . . .                       500              534
Puerto Rico Infrastructure Fin. Auth., 7.75%, 7/1/08. . . . . . . . . . . . . .                         45               50
      7.50%, 7/1/09. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       475              522
Puerto Rico Public Buildings Auth., Gov't. Fac., GO, (AMBAC Insured),
      Zero Coupon, 7/1/07. . . . . . . . . . . . . . . . . . . . . . . . . . . .                     2,000            1,088
Univ. of Puerto Rico, (MBIA Insured), Zero Coupon, 6/1/09. . . . . . . . . . . .                     1,000              469
      Zero Coupon, 6/1/10. . . . . . . . . . . . . . . . . . . . . . . . . . . .                       580              255
      5.25%, 6/1/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,500            1,372

                                                                                                    Amount           Value
                                                                                                 -----------      -----------
OPTIONS PURCHASED -- 0.0%
Put options  expiring  11/18/95  on December  1995 U.S.  Treasury  Note  futures contracts with a strike price of $110.00, and a current market
  price of $112.75 tt . . . . . . . . . . . . . . . . . . . . .  . . . . . . . .                        10               11

================================================================================

                                                                                                             Value
                                                                                                          -----------
TOTAL INVESTMENTS IN SECURITIES -- 100.2% OF NET ASSETS
(COST  $62,162). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .$65,082

FUTURES CONTRACTS
                                                                           Contract   Unrealized
                                                            Expiration      Value     Gain (Loss)
                                                            ----------     -------    -----------
Short, 22 U.S. Treasury thirty-year
  contracts, $140,000 of Municipal Bonds
  pledged as initial margin.  . . . . . . . . .                12/95       $(2,481)       $(15)
Net payments (receipts) of variation
  margin to date. . . . . . . . . . . . . . . .                                              2
                                                                                       ---------
Variation margin receivable (payable) on open
    futures contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .(13)

Other Assets Less Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (120)
                                                                                                          ---------
NET ASSETS CONSIST OF:
                                                                                          Value
                                                                                       ---------
Accumulated net realized gain/loss - net of distributions. . . . . . . . . . . .         (2,362)
Net unrealized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . .           2,905
Paid-in-capital applicable to 5,967,643 no par value shares of beneficial
    interest outstanding; unlimited number of shares authorized. . . . . . . . .         64,406
                                                                                       ---------
NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .$64,949
                                                                                                                ----------
                                                                                                                ----------
NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $10.88
                                                                                                                   =======

*         -Interest subject to alternative minimum tax
t         -Used in determining portfolio maturity
tt        -Non-income producing
AMBAC     -AMBAC Indemnity Corp.
CGIC      -Capital Guaranty Insurance Corp.
EFA       -Educational Facility Authority
FGIC      -Financial Guaranty Insurance Company
FHA       -Federal Housing Authority
FSA       -Financial Security Assurance Corp.
GO        -General Obligation
HFFA      -Health Facility Financing Authority
MBIA      -Municipal Bond Investors Assurance Corp.
PCR       -Pollution Control Revenue
VRDN      -Variable Rate Demand Note

Statement of Operations

T. Rowe Price New Jersey Tax-Free Bond Fund / Six Months Ended August 31, 1995 (Unaudited)

(IN THOUSANDS)
INVESTMENT INCOME
  Interest income. . . . . . . . . . . . . . . . . . .    $1,855
                                                       -----------
Expenses
  Investment management. . . . . . . . . . . . . . . .        97
  Custody and accounting. . . . . . . . . . . . . . . .       49
  Shareholder servicing. . . . . . . . . . . . . . . .        42
  Legal and audit. . . . . . . . . . . . . . . . . . .         6
  Prospectus and shareholder reports. . . . . . . . . .        2
  Trustees. . . . . . . . . . . . . . . . . . . . . . .        2
  Miscellaneous. . . . . . . . . . . . . . . . . . . .         2
                                                        ----------
  Total expenses. . . . . . . . . . . . . . . . . . . .      200
                                                       -----------
Net investment income. . . . . . . . . . . . . . . . .     1,655
                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Securities. . . . . . . . . . . . . . . . . . . . .        578
  Futures. . . . . . . . . . . . . . . . . . . . . .         (34)
  Options. . . . . . . . . . . . . . . . . . . . . .         (10)
                                                       -----------
  Net realized gain (loss). . . . . . . . . . . . . .         534
                                                       -----------
Change in net unrealized gain or loss on:
  Securities. . . . . . . . . . . . . . . . . . . . .         902
  Futures. . . . . . . . . . . . . . . . . . . . . . .        (15)
                                                       -----------
  Change in net unrealized gain or loss. . . . . . . .         887
                                                       -----------
Net realized and unrealized gain (loss). . . . . . . .       1,421
                                                       -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS. . .      $3,076
                                                       ===========

The accompanying notes are an integral part of these financial statements.
================================================================================

--------------------------------------------------------------------------------
Statement of Changes in Net Assets

T. Rowe Price New Jersey Tax-Free Bond Fund (Unaudited)
(IN THOUSANDS)
                                                                                             Six Months Ended         Year Ended
                                                                                               Aug. 31, 1995         Feb. 28, 1995
                                                                                            -----------------      ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . .                   $ 1,655               $ 3,147
  Net realized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . .                      534                (2,812)
  Change in net unrealized gain or loss. . . . . . . . . . . . . . . . . . . . .                     887                  (419)
                                                                                              -------------           ----------
Increase (decrease) in net assets from operations. . . . . . . . . . . . . . . .                   3,076                   (84)
                                                                                              -------------           ----------
Distributions to shareholders
  Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  (1,655)               (3,147)
  Net realized gain. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    --                     (56)
                                                                                              -------------           ----------
  Decrease in net assets from distributions. . . . . . . . . . . . . . . . . . .                  (1,655)               (3,203)
                                                                                              -------------           ----------
Capital share transactions*
  Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  10,175                17,020
  Distributions reinvested. . . . . . . . . . . . . . . . . . . . . . . . . . .                    1,250                 2,430
  Shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  (5,971)              (21,249)
                                                                                              -------------           ----------
  Increase (decrease) in net assets from capital share transactions. . . . . . . .                 5,454                (1,799)
                                                                                              -------------           ----------
Increase (decrease) in net assets. . . . . . . . . . . . . . . . . . . . . . . .                   6,875                (5,086)

NET ASSETS
Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  58,074                63,160
                                                                                              -------------           ----------
End of period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 $64,949               $58,074
                                                                                              =============           ==========


                                                                                             Six Months Ended         Year Ended
                                                                                               Aug. 31, 1995         Feb. 28, 1995
                                                                                            -----------------      ----------------
*Share information
  Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       945                 1,623
  Distributions reinvested. . . . . . . . . . . . . . . . . . . . . . . . . . .                      116                   232
  Shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    (554)               (2,041)
                                                                                              -------------           ----------
  Increase (decrease) in shares outstanding. . . . . . . . . . . . . . . . . .                       507                  (186)
                                                                                              =============           ==========

The accompanying notes are an integral part of these financial statements.

================================================================================

Notes to Financial Statements

T. Rowe Price New Jersey Tax-Free Bond Fund / August 31, 1995 (Unaudited)
--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
     T. Rowe Price State Tax-Free Income Trust (the Trust) is registered under the Investment Company Act of 1940. The New Jersey Tax-Free Bond Fund (the fund), a non-diversified, open-end management investment company, is one of the portfolios established by the Trust. A) Valuation - Debt securities are generally traded in the over-the-counter market. Investments in securities with remaining maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Financial futures contracts and options on futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees. B) Premiums and Discounts - Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes. C) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on an identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts, are recorded as unrealized gain or loss until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.

--------------------------------------------------------------------------------
NOTE 2 - INVESTMENT  TRANSACTIONS
--------------------------------------------------------------------------------
     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and enhance performance. The investment objective, policies, program, risk factors, and following practices of the fund are described more fully in the fund's Prospectus and Statement of Additional Information. A) Futures Contracts - At August 31, 1995, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time and place. Risks arise from possible illiquidity of the futures market and from movements in security values. B) Options - Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices. Options are reflected in the fund's accompanying Statement of Net Assets at market value. C) Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $33,205,000 and $28,506,000, respectively, for the six months ended August 31, 1995.
--------------------------------------------------------------------------------
NOTE 3 - FEDERAL INCOME TAXES
--------------------------------------------------------------------------------
     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $1,834,000, which expire in 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $62,162,000 and net unrealized gain aggregated $2,920,000, of which $2,956,000 related to appreciated investments and $36,000 to depreciated investments.
--------------------------------------------------------------------------------
NOTE 4 - RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------
     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an annual investment management fee, of which $18,000 was payable at August 31, 1995. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.10% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Rowe-Price Fleming International, Inc. (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At August 31, 1995, and for the six months then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.

     Under the terms of the investment management agreement, the Manager is required to bear any expenses through February 28, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 1999, the fund is required to reimburse the Manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $39,000 of management fees were not accrued by the fund for the six months ended August 31, 1995. Additionally, $267,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 1997.

     In addition, the fund has entered into agreements with the Manager and a wholly owned subsidiary of the Manager, pursuant to which the fund receives certain other services. The Manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $68,000 for the six months ended August 31, 1995, of which $14,000 was payable at period-end.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

T. Rowe Price New Jersey Tax-Free Bond Fund (Unaudited)
                                                                        For a share outstanding throughout each period
                                                                  Six Months            Year Ended                   April 30,1991
                                                                    Ended         -------------------------          (Commencement
                                                                                Feb. 28,  Feb. 28,   Feb. 28,     of Operations) to
                                                                Aug. 31, 1995    1995       1994       1993          Feb. 29, 1992
                                                              ---------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD  . . .                         $ 10.63     $ 11.19   $ 11.23     $ 10.30        $ 10.00
                                                                  ----------   ---------- ----------  ----------    ------------
Investment Activities
  Net investment income  . . . . . . . . . . . . . . . .              0.29*        0.57*     0.56*       0.58*          0.50
  Net realized and unrealized gain (loss)  . . . . . . .              0.25        (0.55)     0.10        1.00           0.34
                                                                 ----------    ---------- ----------  ----------    ------------
Total from Investment Activities  . . . . . . . . . . .               0.54         0.02      0.66        1.58           0.84
                                                                 ----------    ---------- ----------  ----------    ------------
Distributions
  Net investment income  . . . . . . . . . . . . . . .               (0.29)       (0.57)    (0.56)       (0.58)        (0.50)
  Net realized gain  . . . . . . . . . . . . . . . . .                 --         (0.01)    (0.14)       (0.07)        (0.04)
                                                                 ----------    ---------- ----------  ----------    ------------
 Total Distributions  . . . . . . . . . . . . . . . .                (0.29)       (0.58)    (0.70)       (0.65)        (0.54)
                                                                 ----------    ---------- ----------  ----------    ------------
NET ASSET VALUE, END OF PERIOD  . . . . . . . . . . .              $ 10.88       $10.63     $11.19      $11.23        $10.30
                                                                 ==========    ========== ==========  ==========    ============
RATIOS / SUPPLEMENTAL DATA
Total Return  . . . . . . . . . . . . . . . . . . . .                5.16%         0.37%     5.97%       15.90%        8.55%
Ratio of Expenses to Average Net Assets  . . . . . .                 0.65%*        0.65%*    0.65%*       0.65%*       0.65%*
Ratio of Net Investment Income to Average Net Assets                 5.40%         5.41%     4.90%        5.47%        5.86%
Portfolio Turnover Rate  . . . . . . . . . . . . . .                97.4%        139.1%     68.8%        103.3%      152.2
Net Assets, End of Period (in thousands)  . . . . . .              $64,949       $58,074   $63,160      $38,347       $14,303

Annualized

     *Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through February 28, 1997.